                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 3, 2000


                             OXFORD AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)



             Michigan                     333-75849           38-3262809
    (State or other jurisdiction      (Commission File       (IRS Employer
          of incorporation)               Number)           Identification No.)



                             1250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (248) 577-1400



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

                                 AMENDMENT NO. 1


         The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated April 3, 2000 as set forth in the pages attached hereto:


Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

         (a)      Financial Statements of Business Acquired

         Based on a comparison of the most recent annual financial information for the Gessaroli Group to the Registrant's most recent annual consolidated financial statements, the Financial Statements of the Gessaroli Group are not required to be filed pursuant to Rule 3-05(b) of Regulation S-X.

         (b)      Pro Forma Financial Information.

         Based on a comparison of the most recent annual financial information for the Gessaroli Group to the Registrant's most recent annual consolidated financial statements, the Financial Statements of the Gessaroli Group are not required to be filed pursuant to Rule 11-01(c) of Regulation S-X.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              OXFORD AUTOMOTIVE, INC.


                              /S/ AURELIAN BUKATKO
                              Aurelian Bukatko,
                              Senior Vice President and Chief Financial Officer

Dated:   June 19, 2000